SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 16, 2018

CRAFT BREW ALLIANCE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
(Address of Principal Executive Offices, Zip Code)

(503) 331-7270
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of the Company was held on May 16, 2018 (the “Meeting”).

(b)	Four matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote at the Meeting:

1.	To elect eight directors;

2.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2018;

3.	To approve, by non-binding vote, the Company's named executive officer compensation; and

4.	To recommend, by non-binding vote, the frequency of future advisory votes on named executive officer compensation.

At the Meeting, 18,548,326 shares of common stock were represented in person or by proxy, or 96.06 percent of the 19,309,829 shares outstanding and entitled to vote at the Meeting as of March 16, 2018, the record date for the Meeting, and constituted a quorum. Each share was entitled to one vote at the Meeting.

1.    Election of Directors. The following directors were elected at the Meeting by the votes cast as follows:

Nominee	For	Withheld	Broker Non-votes
Timothy P. Boyle	13,503,022	1,558,452	3,486,852
Marc J. Cramer	14,161,258	900,216	3,486,852
Paul D. Davis	14,300,592	760,882	3,486,852
Kevin R. Kelly	14,159,009	902,465	3,486,852
David R. Lord	14,141,623	919,851	3,486,852
Nickolas A. Mills	14,871,426	190,048	3,486,852
Michael R. Taylor	14,873,662	187,812	3,486,852
Jacqueline S.Woodward	14,865,738	195,736	3,486,852

 2.    Ratification of Auditors. The proposal to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2018 was approved by the following vote:

For	Against	Abstentions
18,335,535	135,954	76,837

3.    Say on Pay. The proposal to approve, by non-binding vote, the Company’s named executive officer compensation, as recommended by the Board of Directors, passed by the following vote:

For	Against	Abstentions	Broker Non-votes
14,118,051	206,675	736,748	3,486,852

4.    Frequency of Say on Pay. The proposal to select, by non-binding vote, the frequency of future advisory votes on the Company's named executive officer compensation, received the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
13,871,340	13,668	1,155,891	20,575	3,486,852

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve the Company's named executive officer compensation annually. The Company has determined that, as recommended by the Company's board of directors and approved by the shareholders, an advisory vote by the shareholders on named executive officer compensation will be held annually until the next required advisory vote on the frequency of shareholder votes on executive compensation is held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Dated: May 18, 2018	By:	/s/ Edwin A. Smith
Edwin A. Smith
Corporate Controller and Principal Accounting Officer